UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 19, 2019

McDONALD’S CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	1-5231	36-2361282
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 North Carpenter Street
Chicago, Illinois
(Address of Principal Executive Offices)
60607
(Zip Code)

(630) 623-3000
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	MCD	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.04 Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

As a result of a change in vendors for the McDonald’s 401k Plan (the “Plan”), on November 19, 2019, McDonald’s Corporation (the “Company”) informed participants in the Plan that they will be unable, for a period of time beginning at 2 p.m. Eastern Time on December 24, 2019, to obtain a loan, withdrawal or distribution from the Plan, and beginning at 4 p.m. Eastern Time on December 30, 2019 to transfer or diversify investments or otherwise make investment or contribution changes in their accounts under the Plan (collectively, the “Blackout Period”). The temporary Blackout Period for participants under the Plan is expected to end by January 18, 2020.  The Blackout Period applies to all Plan assets, including Company shares held by the Plan.
On November 25, 2019, the Company provided written notice (the “Notice”) to its directors and executive officers informing them of the Blackout Period and the restrictions on trading in Company common stock that apply to them during the Blackout Period, pursuant to Section 306(a) of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation BTR under the Securities Exchange Act of 1934.  A copy of the Notice is attached as Exhibit 99 to this Form 8-K and is incorporated by reference.
Company stockholders or other interested persons may obtain information about whether the Blackout Period has started or ended, without charge, by contacting the Company’s Corporate Legal Department by phone at 630-623-3000 or by mail c/o McDonald’s Corporation, 110 North Carpenter Street, Chicago, IL 60607 during this Blackout Period and for a period of two years after its ending date.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99	Notice to Directors and Executive Officers of McDonald's Corporation

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McDONALD’S CORPORATION
(Registrant)

Date:	November 25, 2019	By:	/s/ Denise A. Horne
Denise A. Horne
Corporate Vice President, Associate General Counsel and Assistant Secretary